1 1
3/27/08
Fourth Quarter and Full Year 2007
Fourth Quarter and Full Year 2007
Earnings Call Webcast
Earnings Call Webcast
March 27, 2008
March 27, 2008
Revised March 31, 2008
Revised March 31, 2008
9:00
9:00
am EDT
am EDT
Exhibit 99.2

2 2
3/27/08
Forward Looking Statements
Forward Looking Statements
The following information contains, or may be deemed to contain, “forward-
looking statements” (as defined in the U.S. Private Securities Litigation
Reform Act of 1995). By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Our future results may vary from the results expressed in, or implied by, the following forward-looking statements, possibly to a material degree. For a discussion of some of the important factors that could cause our results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to our annual report on Form 10-K, in particular, the “Risk Factors” section thereof, and our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.

3 3
3/27/08
Reported Results
Reported Results
All periods exclude global Zinc segment
2007 reported results include:
Full year of Corus Aluminum
Wabash Alloys from mid-September
Minor impact from EKCO Products and Alumox
2006 includes five months of Corus Aluminum and excludes the 2007 acquisitions of EKCO Products, Wabash Alloys, and Alumox
Commentary focused on non-GAAP measure EBITDA from continuing operations, excluding special items:
Purchase accounting
Mark-to-market gains and losses on derivative financial instruments
Restructuring and other charges
TPG management fees
Stock-based compensation expense

4 4
3/27/08
2007 Recap
2007 Recap
Highlights
Significant cash generation of $422M
Portfolio optimization
Wabash Alloys acquisition
Zinc sold for $295M
Gross productivity of $121M*
Maintained margins
Completed 2 major expansions
Excellent performance in Recycling
*Includes full year of Corus Aluminum productivity
Challenges
North American volume
Rolled Products
Specification Alloy
Commodity cost inflation/input costs
Alloy hardeners (zinc, copper, mag)
Natural gas
Rolling ingots
Fourth quarter “one-time” costs
Absorption
Environmental reserves
Other costs
Addressing Cost Base in Current Economic Environment

5 5
3/27/08
2007 Performance
2007 Performance
162
340
32
$ 4,196
2006
422
372
(93)
$ 5,990
2007
Free Cash Flow
EBITDA from Continuing Operations,
Excluding Special Items
Income (Loss) from Continuing
Operations
Revenues
($M)
Reported Results
Note: See reconciliation of income (loss) from continuing operations to EBITDA from continuing operations, excluding special items on slide
29. See reconciliation of cash flow from operating activities of continuing operations to free cash flow on slide 30.

($M)
2006 EBITDA, ex. special items
Corus 1/07 - 7/07
Productivity/Acquisitions *
Price/Spread/Mix
Volume
Metal Price Lag
Non-Recurring Costs
Non-Aluminum Commodity Inflation
General Inflation
Foreign Currency
2007 EBITDA, ex. special items

6 6
3/27/08
Full Year Comparison
Full Year Comparison
EBITDA from Continuing Operations, Excluding Special Items
* Does not reflect productivity benefits realized by acquired operations of Corus Aluminum from 1/07-7/07.
Note: Amounts represent management estimates.  Variances do not reflect the impact of the Corus Aluminum acquisition from 01/07 – 07/07. See reconciliation of income (loss) from continuing operations to EBITDA from continuing operations, excluding special items on slide 29.
$372
$28
$340
($24)
($63)
($24)
($37)
($13)
($32)
$111
$86
$200
$300
$400
$500
$600

7 7
3/27/08
“One-Time”
“One-Time”
Costs
Costs
($32)
(9)
Accounting Conformity Changes
2007
vs 2006
(3)
Other Items
(15)
Absorption
($5)
Environmental Reserve
Non-Recurring Costs Disappointing; Not Expected to Repeat in 2008

8 8
3/27/08
Pounds Shipped
Pounds Shipped
(1)
(1)
5,943 6,215
Total
3,818 3,870
Global Recycling
2,125 2,345
Global Rolled and Extruded Products
2007 2006
(1) Shipments reflect the acquisitions of Corus Aluminum, EKCO Products and Wabash Alloys as if they had occurred on January 1, 2006.

9 9
3/27/08
2007 North American Rolled Products
2007 North American Rolled Products
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07
Aleris Shipments
Housting Starts
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07
Aleris Shipments
MSCI Inventory
Building & Construction Volumes
(Indexed to 1Q06)
Distribution Volumes
(Indexed to 1Q06)
Source: Management estimates and U.S. Census
Bureau’s seasonally adjusted annual rates.
Source: Management estimates and MSCI data.

10 10
3/27/08
Margin
Margin
Performance
Performance
Global Rolled Products Global Aluminum Recycling
Maintained Margin Despite Demand Erosion Improved Pricing During 2007
$0.05
$0.06
$0.07
$0.08
$0.09
$0.10
$0.11
$0.12
$0.13
$0.14
$0.15
1Q07 2Q07 3Q07 4Q07
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
1Q07 2Q07 3Q07 4Q07

11 11
3/27/08
0.50
0.60
0.70
0.80
0.90
1.00
1.10
4Q06 1Q07 2Q07 3Q07 4Q07
High Value Products Lower Margin Products
European Rolled Products Shipments
European Rolled Products Shipments
LTM Shipments
Good Volume Growth in Value Added Product Lines

12 12
3/27/08
2007 Gross Productivity Recap
2007 Gross Productivity Recap
2007
Manufacturing $    92
Metals 20
Non-metals/Other 9
Total $  121
2007
Six Sigma $    36
Energy / Recovery      14
Headcount 13
Other Cost Reductions 18
Throughput 11
Total $    92
Continued Relentless Focus on Productivity
($M)

Aleris

Magnesium
Silicon
Copper
Zinc
2.0
1.8
1.6
1.4
1.2
1.0
0.8
(Indexed)
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07

1.1
1.0
0.9
0.8
0.7
(Indexed)
2006
2007

13 13
3/27/08
Commodity Cost Inflation
Commodity Cost Inflation
Hardeners
(Indexed to 1Q06)
Natural Gas
(Indexed to 2006)
Source: Management data.
Source: Management data.
Driving to Recover Through Productivity and Announced Price Increases

$1.30
$1.25
$1.20
$1.15
$1.10
$1.05
$1.00
$0.95
($ per lb.)
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07

Real
Canadian
Euro
1.10
1.05
1.00
0.95
0.90
0.85
0.80
(Indexed)
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07

14 14
3/27/08
Aluminum LME and Currency
Aluminum LME and Currency
Currency
(USD/Foreign Currencies
Indexed to 1Q 06)
Aluminum LME
Source: Management data. Sources: Management data.
Better Hedging Programs Expected to Reduce Volatility

15 15
3/27/08
2007 Free Cash Flow Summary
2007 Free Cash Flow Summary
2007 Sources
Adjusted EBITDA $372 Inventory $123
Working Capital 242 Receivables 54
Capital Expenditures (192) Payables 65
Free Cash Flow
(1)
$422 Total $242
(1)
These totals all exclude Zinc for 2007
($Millions)
Inventory Improved 8 days DIO; inventory turns increased from 6 to 7
Receivables 2 day improvement in DSO
Payables Selectively extended payment terms
Total Improved 14 days down to 56; WC turns increased from 5.2 to 6.6
Note:  See reconciliation of income (loss) from continuing operations to EBITDA from continuing operations, excluding special items
Working Capital Drove Cash Generation

16 16
3/27/08
Financial Statistics
Financial Statistics
($M)
5.7x -
Net Debt Adjusted for Zinc to Term
Loan Agreement EBITDA
427 -
Term Loan Agreement EBITDA**
369 N/A
Liquidity*
2,434 N/A
Net Debt Adjusted for Zinc Proceeds
2,654 2,462
Net Debt
$     192 $     119
Capital Expenditures
2007 2006
*Liquidity computed as revolver availability plus cash on hand.
**Term loan agreement EBITDA includes the acquisitions of Wabash Alloys and EKCO Products as if they had occurred on January
1, 2007 and also includes synergies as permitted by our Term Loan Agreement. See slide 32 for a reconciliation of pro forma net loss to term loan agreement EBITDA.

($M)
2006 EBITDA, ex. special items
Corus 1/07 - 07/07
Productivity/Acquisitions
Price/Spreads/Mix
Volume
Metal Price Lag
Non-Recurring Costs
General Inflation
Foreign Currency
Non-Aluminum Commodity Inflatio
2007 EBITDA, ex. special items

17 17
3/27/08
Global
Global
Rolled
Rolled
and
and
Extruded
Extruded
Products
Products
–
–
Full
Full
Year
Year
$ 0.36
$ 0.62
288
181
$ 2,726
1,641
2006
$ 0.40 Conversion Cost, $/Lb.
$ 0.67 Material Margin, $/Lb.
305 EBITDA, Excluding Special
Items
51 Segment Income
$ 4,305 Revenues
2,113 Volume, Lbs. Shipped
2007
($ & Lbs. in Millions)
2006 vs. 2007
Note: Amounts represent management’s estimates.
Note: See reconciliation of segment income to segment  EBITDA, Excluding
Special Items on slide 31.
($36)
$52
$111
($18)
($37)
($14)
($66)
($14)
$288
$39
$305
$200
$250
$300
$350
$400
$450
$500

2006 EBITDA, ex. special items
Productivity/Acquisitions
Volume
Price/Spreads/Mix
Non-Recurring/Other Costs
Non-Aluminum Commodity Inflation
General Inflation
2007 EBITDA, ex. special items

18 18
3/27/08
Global Recycling –
Global Recycling –
Full Year
Full Year
108 115 EBITDA, Excluding Special Items
60 85 Segment Income
$ 1,809 $ 1,489 Revenues
3,244 2,890 Volume, Lbs. Shipped
2007 2006
2006 vs. 2007
Note: Amounts represent management’s estimates.
($ & Lbs. in Millions)
Note: See reconciliation of segment income to segment  EBITDA, Excluding
Special Items on slide 31.
($8)
$2
$33
($9)
($12)
$108
$115
($13)
$40
$60
$80
$100
$120
$140
$160

19 19
3/27/08
Fourth Quarter Performance
Fourth Quarter Performance
Strong Cash Generation in Challenging Quarter
11
87
7
$1,338
4Q 2006
(1)
212 Free Cash Flow
49 EBITDA from Continuing Operations,
Excluding Special Items
(69) Income (Loss) from Continuing Operations
$1,534 Revenues
4Q 2007
($ & Lbs. in Millions)
(1) Excludes Wabash Alloys & EKCO Products acquisitions.
Note: See reconciliation of income (loss) from continuing operations to EBITDA from continuing operations, excluding special items on slide
29. See reconciliation of cash flow from operating activities of continuing operations to free cash flow on slide 30.

4Q06 EBITDA, ex. special items
Price/Spread/Mix
Productivity/Acquisitions
Metal Price Lag
Volume
Non-Recurring Costs
Non-Aluminum Commodity Inflation
General Inflation
Currency
4Q07 EBITDA, ex. special items

20 20
3/27/08
$49
($9)
($16)
($10)
$87
($19)
($12)
($11)
$19
$20
$40
$50
$60
$70
$80
$90
$100
$110
$120
$130
$140
Fourth Quarter Comparison
Fourth Quarter Comparison
EBITDA from Continuing Operations, Excluding Special Items
Note: Amounts represent management’s estimates. See reconciliation of income (loss) from continuing operations to EBITDA from continuing operations, excluding special items on slide 29.

21 21
3/27/08
Global
Global
Rolled
Rolled
and
and
Extruded
Extruded
Products
Products
–
–
4Q
4Q
Weak U.S. Demand & 4Q Non-Recurring Costs Impacted Profitability
($ & Lbs. in Millions)
0.40
$ 0.63
80
45
$ 979
534
Q406
0.50
Conversion Cost, $/Lb.
$ 0.69
Material Margin, $/Lb.
24
EBITDA, Excluding Special Items
(29)
Segment Income (Loss)
$1,005
Revenues
498
Volume, Lbs. Shipped
Q407
Note: See reconciliation of segment income (loss)  to segment  EBITDA, excluding special items on slide 31.

22 22
3/27/08
Global Recycling –
Global Recycling –
Q4
Q4
($M)
24 22
EBITDA, Excluding Special Items
10 14
Segment Income
$ 541 $ 373
Revenues
810 569
Volume, Lbs. Shipped
4Q07 4Q06
Europe and Americas Recycling Productivity Drives Improvement
Note: See reconciliation of segment income (loss)  to segment  EBITDA, excluding special items on slide 31.

23 23
3/27/08
N. A. Rolled Products
Consolidated Beloit / Roxboro into Ashville (3Q07)
Shutdown Toronto (1Q08)
Shutdown Bedford (2Q08)
Idled 3
rd
party Richmond production (1Q08)
Recycling Americas
Shutdown Dickson, Guelph and Monterrey (4Q07)
Idled Tipton (1Q08)
Other / SG&A
Restructured Europe Recycling / Extrusions
Combined N. A. Spec Alloy and Recycling management team
Other Back office consolidations
Attacking the Costs
Attacking the Costs
Evaluating Other Initiatives

24 24
3/27/08
Positioning the Cost Base
Positioning the Cost Base
$   60-72 9 700 TOTAL
10-15 2 Other Initiatives
8-9 3 Recycling / Spec / Wabash Initiatives
16-20 - Europe Initiatives
$    26-28 4 Rolled Products Initiatives
Announced:
2008 – 09
Savings Facilities Headcount
($M)

25 25
3/27/08
Started up new heat treat plate facility in Duffel (4Q07)
Started up  160” hot mill in Koblenz for growing aerospace business (1Q08)
Finalizing new wide heat treat capabilities for Duffel hard alloy extrusions (2Q08)
Progressing 148” hot mill project start-up in Duffel (1Q09)
Strategic Europe Investments
Strategic Europe Investments
Strategically Position Europe in High Value / Growth Products

(Millions of units
1Q04
3Q04
1Q05
3Q05
1Q06
3Q06
1Q07
3Q07
1Q08
3Q08

(millionsofunits

26 26
3/27/08
13.00
13.50
14.00
14.50
15.00
15.50
16.00
2004 2005 2006 2007 2008
350
400
450
500
550
600
75
95
115
135
155
175
195
MSCI Inventory MSCI Shipments
2008 Outlook –
2008 Outlook –
U. S. Outlook
U. S. Outlook
0
1
2
3
4
2006 2007 2008
Housing Starts
Distributor Inventories and Shipments
Expect Continued Challenges/Headwinds in U.S.
U.S. Industrial Production
Source: JD Power, National Sources
0
500
1000
1500
2000
2500
% of Change from Previous Yr
Source: Davenport Equity Research.
Source: MCSI data. Source: Brook Hunt report, February 2008.
North America Vehicle Production

Number of airplanes
1,350
1,200
1,050
900
750
600
916
1,021
1,128
1,246
1,218
2007E
2008E
2009E
2010E
2011E

Note: Airplane deliveries reflect Airbus and Boeing only.
Source: Management Estimate

EU25
160
140
120
100
80
60
40
20
0
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08

27 27
3/27/08
2008 Outlook -
2008 Outlook -
Europe
Europe
European Light Vehicle Assembly
Euro Zone Industrial Production
Europe Expected to Remain Stable
Commercial Airplane Projected Deliveries
0
1
2
3
4
2006 2007 2008
% of Change from Previous Yr
18
19
20
21
22
23
24
2004 2005 2006 2007 2008
Source:  J.D. Power, National Sources.
Source  Brook Hunt, February 2008
European Residential Building Permits
Source:  Eurostat

28 28
3/27/08
Reconciliations of Non-GAAP Measures
and Appendix
This presentation refers to various non-GAAP (generally accepted accounting principles) financial measures including
EBITDA from continuing operations, EBITDA from continuing operations, excluding special items, and free cash flow from continuing operations.  The methods used to compute these measures are likely to differ from the methods used by other companies. These non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or superior to, Aleris’s measures of financial performance prepared in accordance with GAAP.  You are encouraged to review the accompanying tables reconciling the non-GAAP financial measures to comparable GAAP amounts.

29 29
3/27/08
Reconciliation of (Loss) Income from Continuing Operations to EBITDA and EBITDA from Continuing Operations, Excluding Special Items
For the three
months ended
December 31
For the
year ended
December 31
2007 2006 2007 2006
(Successor) (Combined) (Successor) (Combined)
(Loss) income from continuing operations $ (68.7) $ 7.3 $ (92.9) $32.2
Interest expe
nse, net
51.5 24.3 203.9 79.9
Income taxes (38.3) 5.4 (88.4) 22.7
Minority interests (0.9) (1.0) 0.1 0.1
Depreciation and amortization      54.6 45.2 202.9 106.8
EBITDA from continuing operati ons (1.8) 81.2 225.6 241.7
Unrealized losses (gains)  on derivative financial
instruments 11.2 (35.3) (3.9) (28.3)
Restructuring and other charges 21.6 39.7 32.8 41.9
Impact of recording acquired assets at fair value 15.1 11.2 104.3 43.9
Sponsor management fee 2.3 -- 9.1 --
Stock-based compensation expens e 1.0 3.5 3.9 10.2
Loss on early extinguishment of debt -- 0.7 -- 54.4
Gain on sale of Carso n, CA property -- (13.8) -- (13.8)
Realized hedge gain -Corus Aluminum acquisition -- -- -- (9.8)
EBITDA from continuing operations, excluding
special items   $49.4 $87.2 $  371.8 $  340.2
(unaudited)
(in millions)

30 30
3/27/08
Reconciliation of Cash Flow from Operating Activities
Reconciliation of Cash Flow from Operating Activities
of Continuing Operations to Free Cash Flow
of Continuing Operations to Free Cash Flow
(unaudited)
(in millions)
For the three
months ended
December 31
For the
year ended
December 31
2007 2006 2007 2006
(Successor) (Combined) (Successor) (Combined)
Free cash flow $212.3 $11.0 $421.7 $161.7
Net working capital (decrease) increase (228.2) 7.7 (241.7) 59.1
Capital expenditures 65.3 68.5 191.8 119.4
EBITDA, excluding  special items 49.4 87.2 371.8 340.2
Unrealized (losses) gains on derivative financial instruments (11.2) 35.3 3.9 28.3
Loss on early extinguishment of debt - (0.7) - (54.4)
Realized hedge gain-Corus Aluminum acquisition - - - 9.8
Gain on sale of  Carson, CA property - 13.8 - 13.8
Restructuring  and other  charges (21.6) (39.7) (32.8) (41.9)
Impact of recording  acquired assets at  fair  value (15.1) (11.2) (104.3) (43.9)
Sponsor  management fee (2.3) - (9.1) -
Stock-based compensation expense (1.0) (3.5) (3.9) (10.2)
EBITDA from continuing  operations (1.8) 81.2 225.6 241.7
Interest expense, net (51.5) (24.3) (203.9) (79.9)
Benefit from (provision for)  income taxes 38.3 (5.4) 88.4 (22.7)
Depreciation and amortization (54.6) (45.2) (202.9) (106.8)
Minority interest, net of provision for  income taxes 0.9 1.0 (0.1) (0.1)
Net income (loss) from continuing  operations (68.7) 7.3 (92.9) 32.2
Depreciation and amortization 54.6 45.2 202.9 106.8
Benefit from deferred income taxes (49.4) 14.7 (99.7) 11.5
Excess income tax benefits f rom exercise of  stock options - - (3.6)
Restructuring  and  other  charges:
Charges 21.6 39.7 32.8 41.9
Payments (3.8) (24.1) (15.7) (30.0)
Non-cash loss on early extinguishment  of  debt - - - 16.4
Stock-based compensation expense 1.0 3.5 3.9 10.2
Proceeds from settlement of currency derivative financial instruments - - - (9.8)
Unrealized losses (gains) on derivative financial instruments 11.2 (35.3) (3.9) (28.3)
Non- cash charges related to step -up in carrying  value  of  inventory 1.1 (3.7) 47.3 5.4
(Gain) loss on sale of property, plant, and equipment (0.6) (14.7) (0.6) (14.7)
Other  non-cash charges 1.9 2.4 10.0 6.1
Net change in operating  assets and liabilities 195.6 30.7 223.8 65.9
Cash provided by operating  activities from continuing  operations
$164.5 $65.7 $307.9 $210.0

31 31
3/27/08
Reconciliation of Segment (Loss) Income to
Reconciliation of Segment (Loss) Income to
Segment EBITDA, Excluding Special Items
Segment EBITDA, Excluding Special Items
(unaudited)
(in millions)
For the three months
ended  December 31
For the year ended
December 31
2007 2006 2007 2006
Global Rolled and Extruded Products
Segment (loss) income $(29.2) $45.4 $50.8 $180.7
Purchase accounting adjustments 15.4 11.4 100.8 43.9
Gain on sale of Carson, CA property -- (13.8) -- (13.8)
Stock-based compensation expense -- 0.8 -- 1.8
Segment income, excluding special items (13.8) 43.8 151.6 212.6
Depreciation and amortization 37.6 36.4 153.6 75.5
Segment EBITDA, excluding special items $23.8 $80.2 $305.2 $288.1
Global Recycling
Segment income $9.9 $14.0 $59.8 $84.8
Purchase accounting adjustments (0.5) -- 3.4 --
Stock-based compensation expense
-- 0.2 -- 0.4
Segment income, excluding special items 9.4 14.2 63.2 85.2
Depreciation and amortization 14.8 7.8 45.0 29.5
Segment EBITDA, excluding special items $24.2 $22.0 $108.2 $114.7

32 32
3/27/08
Reconciliation Reconciliation of of Pro Pro Forma Forma Loss Loss from from Continuing Continuing Operations Operations to to Pro Pro Forma Forma
EBITDA EBITDA from from Continuing Continuing Operations Operations and and Term Term Loan Loan Agreement Agreement EBITDA EBITDA
(1) (1)
(1) Represents unaudited pro forma financial information for the year ended December 31, 2007 and presents the Company’s combined results of operations as if the acquisitions of Wabash Alloys and EKCO Products had occurred on January 1, 2007. Pro forma adjusted EBITDA from continuing operations includes the expected synergy savings from the Corus Aluminum, Wabash Alloys, and EKCO Products acquisitions as permitted by the Company’s Term Loan Agreement. The unaudited pro forma information is not necessarily indicative of the consolidated results of operations that would have occurred had the acquisitions of Wabash Alloys and EKCO Products been made at the beginning of the period presented or the future results of combined operations.
(2) Pro forma loss from continuing operations of $98.8 consists of Aleris’s historical loss from continuing operations of $92.9, Wabash Alloys’ historical net income of $6.7, EKCO Products’ historical net income of $0.6, and pro forma adjustments of ($10.2). The net income of Wabash Alloys and EKCO
Products are estimates based on financial information provided by the management of those entities.
(unaudited)
(in millions)
For the year ended
December 31, 2007
Pro forma loss from continuing operations (2) $ (95.8)
Interest expense, net 216.3
Income taxes (90.3)
Minority interests 0.1
Depreciation and amortization 210.8
Pro forma EBITDA from continuing operations 241.1
Unrealized losses on derivative financial instruments (3.8)
Restructuring and other charges 32.8
Impact of recording acquired assets at fair value 104.3
Sponsor management fee 9.1
Stock-based compensation expense 3.9
Estimated synergies - Corus Aluminum 18.0
Estimated synergies – Wabash Alloys
20.0
Estimated synergies - EKCO Products
2.0
Pro forma adjusted EBITDAfrom continuing operations
$427.4

33 33
3/27/08
Appendix –
Appendix –
Special Items
Special Items
- $ 104 - $ 15
- 13 - 13 Asset Impairments
$29 $ 150 $ 11 $  51 Total Special Items
- $   4 - $ 1 Stock Based Compensation
$9 $  9 $   2 $  2 TPG Management Fees
- - - $ 11 Mark-to-market timing differences
Loss on FAS 133
- 57 - 14 Derivative financial instruments
- $    47 - $ 1 Non-cash cost of sales increase with inventory step up
12
$ 20
12
$ 33
1
$ 9
-
$ 22
Other
Purchasing Accounting
3 3 3 3 Exit Costs
$ 5 $ 5 $  5 $  5 Headcount reductions/severance
Restructuring and Other Charges
(1)
Cash Reported Cash Reported
($M)
4Q 2007 Full Year 2007
(1) Excludes $ 20.3 of cash restructuring charges recorded through the purchase price allocations of TPG and Wabash.